Exhibit 99.1

MAX CAPITAL GROUP LTD. REPORTS FOURTH-QUARTER AND YEAR-END 2008 RESULTS

HAMILTON, BERMUDA, February 11, 2009—Max Capital Group Ltd. (NASDAQ: MXGL; BSX: MXGL BH) today reported a net loss for the three months ended December 31, 2008, of $94.1 million, or $1.67 per diluted share, compared to net income of $62.4 million, or $1.00 per diluted share, for the three months ended December 31, 2007. Net operating loss, which represents net income or loss excluding after-tax net realized gains and losses on fixed maturities and foreign exchange, for the three months ended December 31, 2008, was $85.0 million, or $1.51 per diluted share, compared to net operating income of $63.4 million, or $1.01 per diluted share, for the three months ended December 31, 2007.

For the year ended December 31, 2008, the Company had a net loss of $175.3 million, or $3.10 per diluted share, compared to net income of $303.2 million, or $4.75 per diluted share, for the year ended December 31, 2007. For the year ended December 31, 2008, the Company had a net operating loss of $146.7 million, or $2.59 per diluted share, compared to net operating income of $307.2 million, or $4.81 per diluted share, for the year ended December 31, 2007.

W. Marston (Marty) Becker, Chairman and Chief Executive Officer of Max Capital Group Ltd., said: “In 2008, solid performances by our underwriting units were overshadowed by losses in our alternative investment portfolio. In a year generally regarded as being a soft pricing year, as well as having the fourth-highest U.S. property losses from catastrophes, our losses have been limited compared to many of our peers and our overall combined ratios have remained attractive. Max Specialty, our U.S. excess and surplus lines operation, grew considerably during 2008 and we expanded our specialty insurance and reinsurance capabilities with our fourth-quarter acquisition of Max at Lloyd’s, which provided us entry to the world’s most famous specialty insurance marketplace. We believe this greater product and geographic diversification will allow us to take advantage of more favorable market conditions as they emerge, and will help limit the volatility of our future underwriting results.

“On the investment side, Max has not been immune to the turmoil of the financial markets, and the negative return and volatility experienced by our alternative investments was worse than we had previously modeled. Late last year we announced our intention to reduce and rebalance our alternative investment allocation and this process is well under way. Total alternative investments are less than 15% of invested assets at year-end and we expect them to be less than 12% by the end of March 2009. The decision to change our asset mix in this way reflects the growing strength and scale of our underwriting platforms.

“Looking ahead, while we expect the market to remain in transition throughout 2009, opportunities continue to arise. Max Capital and our individual platforms are well-positioned from both a business and capital standpoint to continue to compete effectively and to take advantage of market dislocations,” Becker concluded.

Gross premiums written from property and casualty underwriting for the three months ended December 31, 2008 were $224.1 million compared to $161.8 million for the three months ended December 31, 2007, an increase of 38.5%. The increase in gross premiums written principally reflects growth in the Company’s U.S. specialty insurance and Bermuda/Dublin insurance segments. Net premiums earned from property and casualty underwriting for the three months ended December 31, 2008 were $153.8 million compared to $124.6 million for the same period of 2007. Life and annuity reinsurance gross premiums written for the three months ended December 31, 2008 were $147.9 million compared to $238.4 million for the same period in 2007, reflecting two new reinsurance transactions written in 2008 compared to five in 2007.

Gross premiums written from property and casualty underwriting for the year ended December 31, 2008, were $1,012.1 million compared to $776.3 million for the year ended December 31, 2007, an increase of

30.4%. The increase in gross premiums written reflects year-over-year increases in all of the Company’s property and casualty segments, with particularly strong growth in the U.S. specialty insurance segment in its first full year of operations. Net premiums earned from property and casualty underwriting for the year ended December 31, 2008 were $571.9 million compared to $516.5 million for the same period of 2007, reflecting additional premiums written. Life and annuity reinsurance gross premiums written for the year ended December 31, 2008 were $242.2 million compared to $302.0 million for the same period in 2007, reflecting three new reinsurance transactions written in 2008 compared to six in 2007.

Net investment income for the three months ended December 31, 2008 decreased to $44.2 million from $49.4 million for the same period in 2007, which is attributable to an increased weighting year-over-year in lower-yielding cash balances and lower yields on fixed-maturity investments. Net investment income for the year ended December 31, 2008 decreased to $181.6 million from $188.2 million for the same period in 2007. Net losses on alternative investments for the three months ended December 31, 2008 were $88.0 million, for a negative 8.28% rate of return, compared to net gains of $50.0 million and a 4.27% rate of return for the same period in 2007. Net losses on alternative investments for the year ended December 31, 2008 were $233.0 million, for a negative 19.27% rate of return, compared to net gains of $186.7 million and a 16.97% rate of return for the same period in 2007. In accordance with the Company’s accounting policy, the unrealized mark-to-market gains and losses from the alternative investment portfolio are recorded through net income rather than as an adjustment to book value through other comprehensive income. Invested assets were $5.4 billion as of December 31, 2008, with an allocation of 85.9% to cash and fixed maturities and 14.1% to alternative investments. The Company’s liquidity position at December 31, 2008 is strong, with $949.4 million in cash and 70% of fixed maturities investments held in government, agency or AAA-rated securities.

Property and casualty net losses and loss expenses were $115.2 million with a loss ratio of 74.9% for the three months ended December 31, 2008, compared to $87.2 million with a loss ratio of 69.9% for the same period in 2007. Property and casualty net losses and loss expenses were $393.7 million with a loss ratio of 68.9% for the year ended December 31, 2008, compared to $330.4 million with a loss ratio of 64.0% for the same period in 2007. Net losses recognized in the year ended December 31, 2008 related to hurricane losses were $50.0 million (net of reinstatement premiums of $7.4 million). There were no catastrophe-related losses recorded in the fourth-quarter of 2008 and no comparable catastrophe-related losses in 2007. Results for the three months and year ended December 31, 2008 include net favorable development on prior period reserves of $2.1 million and $90.7 million, respectively. Favorable development reflects lower than expected claims emergence on prior year contracts, with the majority of the development occurring in casualty lines of business on 2006 and prior years. Net favorable development on prior period reserves in the three months and year ended December 31, 2007 were $6.7 million and $45.6 million, respectively.

Claims and policy benefits for life and annuity reinsurance for the three months and year ended December 31, 2008 were $164.4 million and $301.5 million, respectively, compared to $254.0 million and $345.6 million for the three months and year ended December 31, 2007, respectively. No material reserve changes were recognized in 2008. The decrease in 2008 for the quarter and the year is principally attributable to fewer life and annuity transactions written in 2008 compared to the same periods in 2007.

Acquisition costs for the three months ended December 31, 2008 were $16.6 million compared to $14.6 million for the three months ended December 31, 2007. Acquisition costs for the year ended December 31, 2008 were $52.4 million compared to $61.4 million for the year ended December 31, 2007. The decrease for the year is principally attributable to growth in the U.S. specialty insurance segment, which generally has lower acquisition costs, and changes in the business mix of the other segments.

Interest expense for the three months ended December 31, 2008 was $15.5 million, compared to $12.6 million for the same period in 2007. The increase in the fourth-quarter was principally due to fluctuations in interest rates on funds held for retrocessionaires. Interest expense for the year ended December 31, 2008 was $36.1 million, compared to $42.7 million for the same period in 2007. The decrease for the year principally reflects the reduction in interest expense on bank loans due to the decrease in LIBOR compared to the previous year.

Foreign exchange losses for the three months and year ended December 31, 2008 were $7.9 million and $9.9 million, respectively, compared to negligible foreign exchange losses in both 2007 periods. The Company’s 2008 foreign exchange losses were principally attributable to a build-up of British pounds prior to the acquisition of the Company’s Max at Lloyd’s segment, which is not expected to be a recurring item.

General and administrative expenses for the three months ended December 31, 2008, were $33.9 million compared to $27.0 million for the same period in 2007. General and administrative expenses for the year ended December 31, 2008, were $127.5 million, compared to $106.7 million for the same period in 2007. The increase for the quarter and the year principally reflects the growth of the Company’s U.S. specialty segment compared to the respective 2007 quarter and year, and expenses associated with acquisition activities undertaken in 2008.

During the three months ended December 31, 2008, under the Board-approved share repurchase authorization, the Company repurchased 287,900 of its common shares at an average price of $12.50 per share for a total amount of $3.6 million. For the year ended December 31, 2008, the Company repurchased 4,147,864 of its common shares at an average price of $26.48 per share for a total amount of $109.8 million. As of December 31, 2008, $69.8 million remains available under the Company’s share repurchase authorization. On December 31, 2008, the Company’s subsidiary, Max USA Holdings Ltd., repurchased $8.5 million principal amount of its senior notes for a total amount of $6.2 million, recognizing a gain of $2.3 million, and reducing the principal amount of senior notes outstanding to $91.5 million at December 31, 2008.

Shareholders’ equity was $1,280.3 million at December 31, 2008. Book value per share at December 31, 2008 was $22.94 per share, compared to $27.54 at December 31, 2007, a decrease of 16.7%. Diluted book value per share at December 31, 2008, was $22.46 compared to $25.59 at December 31, 2007, a decrease of 12.2%.

Max Capital Group Ltd., through its operating subsidiaries, provides specialty insurance and reinsurance products to corporations, public entities, property and casualty insurers and life and health insurers.

This release includes statements about future economic performance, finances, expectations, plans and prospects of the Company that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those suggested by such statements. For further information regarding cautionary statements and factors affecting future results, please refer to the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by the Company with the SEC. The Company undertakes no obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

In presenting the Company’s results, management has included and discussed net operating income or loss per diluted share and net operating return on average shareholders’ equity. Such measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of the Company’s business. These measures, however, should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such measures to their respective most directly comparable GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

Contacts
Susan Spivak Bernstein	Roanne Kulakoff
Senior Vice President	Kekst and Company
susan.spivak@maxcapservices.com	roanne-kulakoff@kekst.com
1-441-293-8800	1-212-521-4837

MAX CAPITAL GROUP LTD.

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	December 31, 2008	December 31, 2007
	(Unaudited)
ASSETS
Cash and cash equivalents	$949,404	$397,656
Fixed maturities, trading securities at fair value	61,820	—
Fixed maturities, available for sale at fair value	3,592,039	3,663,226
Alternative investments, at fair value	753,658	1,061,734
Accrued interest income	52,882	49,100
Premiums receivable	554,845	432,965
Losses and benefits recoverable from reinsurers	846,622	578,333
Deferred acquisition costs	51,337	44,187
Prepaid reinsurance premiums	192,889	130,071
Trades pending settlement	85,727	112,423
Other assets	110,772	68,834

Total assets	$7,251,995	$6,538,529

LIABILITIES
Property and casualty losses	$2,938,171	$2,333,877
Life and annuity benefits	1,366,976	1,203,509
Deposit liabilities	219,260	220,513
Funds withheld from reinsurers	164,157	169,263
Unearned property and casualty premiums	574,134	439,581
Reinsurance balances payable	160,686	99,221
Accounts payable and accrued expenses	81,916	58,892
Bank loans	375,000	330,000
Senior notes	91,364	99,779

Total liabilities	5,971,664	4,954,635

SHAREHOLDERS’ EQUITY
Preferred shares (par value $1.00) 20,000,000 shares authorized; no shares issued or outstanding	—	—
Common shares (par value $1.00) 200,000,000 shares authorized; 55,805,790 (2007 -57,515,075) shares issued and outstanding	55,806	57,515
Additional paid-in capital	763,391	844,455
Accumulated other comprehensive loss	(45,399)	(20,341)
Retained earnings	506,533	702,265

Total shareholders’ equity	1,280,331	1,583,894

Total liabilities and shareholders’ equity	$7,251,995	$6,538,529

Book Value Per Share	$22.94	$27.54

Diluted Book Value Per Share	$22.46	$25.59

Diluted Shares Outstanding	57,017,157	61,901,228

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended December 31		Years Ended December 31
	2008	2007	2008	2007
REVENUES
Gross premiums written	$372,065	$400,197	$1,254,250	$1,078,286
Reinsurance premiums ceded	(114,196)	(78,176)	(414,047)	(281,696)

Net premiums written	$257,869	$322,021	$840,203	$796,590

Earned premiums	$409,572	$433,522	$1,170,248	$1,074,173
Earned premiums ceded	(108,073)	(70,604)	(356,738)	(256,268)

Net premiums earned	301,499	362,918	813,510	817,905

Net investment income	44,226	49,355	181,624	188,206
Net (losses) gains on alternative investments	(88,003)	50,035	(232,993)	186,721
Net realized losses on fixed maturities	(948)	(1,042)	(18,859)	(4,017)
Net realized gain on retirement of senior notes	2,245	—	2,245	—
Other income	457	158	1,458	745

Total revenues	259,476	461,424	746,985	1,189,560

LOSSES AND EXPENSES
Net losses and loss expenses	115,160	87,165	393,745	330,394
Claims and policy benefits	164,351	253,962	301,526	345,602
Acquisition costs	16,635	14,597	52,379	61,360
Interest expense	15,542	12,555	36,089	42,663
Foreign exchange losses	7,889	10	9,873	25
General and administrative expenses	33,924	26,963	127,459	106,689

Total losses and expenses	353,501	395,252	921,071	886,733

(LOSS) INCOME BEFORE TAXES	(94,025)	66,172	(174,086)	302,827

Income tax expense (benefit)	58	3,822	1,232	(422)

NET (LOSS) INCOME	(94,083)	62,350	(175,318)	303,249

Change in net unrealized gains and losses on available for sale securities, net of tax	118,821	24,841	9,882	369
Foreign currency translation adjustment	(17,471)	(1,557)	(34,940)	978

COMPREHENSIVE INCOME (LOSS)	$7,267	$85,634	$(200,376)	$304,596

Basic earnings per share	$(1.67)	$1.07	$(3.10)	$5.06

Diluted earnings per share	$(1.67)	$1.00	$(3.10)	$4.75

Diluted net operating earnings per share (1)	$(1.51)	$1.01	$(2.59)	$4.81

Weighted average shares outstanding - basic	56,296,064	58,480,101	56,565,588	59,892,414

Weighted average shares outstanding - diluted (1)	56,296,064	62,534,171	56,565,588	63,839,232

(1)	In accordance with U.S. generally accepted accounting principles, diluted earnings per share calculations use weighted average common shares outstanding - basic, for periods with a net loss

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)

(Expressed in thousands of United States Dollars)

	Years Ended December 31
	2008	2007
Preferred shares
Balance, beginning of year	$—	$—

Balance, end of year	—	—

Common shares
Balance, beginning of year	57,515	60,277
Issuance of shares	2,439	1,527
Repurchase of shares	(4,148)	(4,289)

Balance, end of year	55,806	57,515

Additional paid-in capital
Balance, beginning of year	844,455	933,292
Issuance of common shares, net	4,379	3,449
Stock based compensation expense	20,248	17,780
Repurchase of shares	(105,691)	(110,066)

Balance, end of year	763,391	844,455

Accumulated other comprehensive loss
Balance, beginning of year	(20,341)	(21,688)
Holding losses on available for sale securities arising in year, net of tax	(5,327)	(3,630)
Net realized losses on available for sale securities included in net income, net of tax	15,209	3,999
Currency translation adjustments	(34,940)	978

Balance, end of year	(45,399)	(20,341)

Retained earnings
Balance, beginning of year	702,265	418,180
Net (loss) income	(175,318)	303,249
Dividends paid	(20,414)	(19,164)

Balance, end of year	506,533	702,265

Total shareholders’ equity	$1,280,331	$1,583,894

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(Expressed in thousands of United States Dollars)

	Years Ended December 31
	2008	2007
OPERATING ACTIVITIES
Net (loss) income	$(175,318)	$303,249
Adjustments to reconcile net income to net cash from operating activities:
Stock based compensation	20,248	17,780
Amortization of premium on fixed maturities	5,095	5,146
Accretion of deposit liabilities	4,507	4,607
Net losses (gains) on alternative investments	232,993	(186,721)
Net realized losses on fixed maturities	18,859	4,017
Net realized gain on retirement of senior notes	(2,245)	—
Changes in:
Accrued interest income	(3,498)	(10,178)
Premiums receivable	(52,844)	(42,076)
Losses and benefits recoverable from reinsurers	(223,188)	(37,102)
Deferred acquisition costs	2,934	4,877
Prepaid reinsurance premiums	(55,801)	(25,698)
Trades pending settlement	26,696	24,140
Other assets	(3,006)	(3,607)
Property and casualty losses	373,625	(11,348)
Life and annuity benefits	200,434	252,601
Funds withheld from reinsurers	(5,106)	(85,460)
Unearned property and casualty premiums	84,563	4,128
Reinsurance balances payable	46,934	19,715
Accounts payable and accrued expenses	12,799	14,405

Cash provided by operating activities	508,681	252,475

INVESTING ACTIVITIES
Purchases of fixed maturities	(964,606)	(1,459,418)
Sales of fixed maturities	438,634	428,522
Redemptions of fixed maturities	514,988	466,988
Net sales of alternative investments	75,083	190,824
Acquisition of subsidiaries, net of cash acquired	103,155	(28,400)

Cash provided by (used in) investing activities	167,254	(401,484)

FINANCING ACTIVITIES
Net proceeds from issuance of common shares	6,818	4,976
Repurchase of common shares	(109,839)	(114,355)
Net proceeds from bank loans	45,000	120,000
Net (repayment) proceeds from issuance of senior notes	(8,415)	99,497
Dividends paid	(20,414)	(19,163)
Additions to deposit liabilities	16,681	19,253
Payment of deposit liabilities	(23,000)	(9,630)

Cash (used in) provided by financing activities	(93,169)	100,578

Effect of exchange rate on cash	(31,018)	4,192

Net increase in cash and cash equivalents	551,748	(44,239)

Cash and cash equivalents, beginning of year	397,656	441,895

CASH AND CASH EQUIVALENTS, END OF YEAR	$949,404	$397,656

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid totaled $21,416 and $21,514 for the years ended December 31, 2008 and 2007, respectively.

Corporate taxes paid totaled $199 and $1,879 for the years ended December 31, 2008 and 2007, respectively.

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–YEARS ENDED DECEMBER 31, 2008 (Unaudited)

(Expressed in thousands of United States Dollars)

Year to Date Segment Information:

	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Bermuda/Dublin		U.S. Specialty	Max at Lloyd’s	Total	Reinsurance
	Reinsurance	Insurance

Gross premiums written	$419,509	$389,368	$194,353	$8,844	$1,012,074	$242,176	$—	$1,254,250
Reinsurance premiums ceded	(92,421)	(198,098)	(118,710)	(4,294)	(413,523)	(524)	—	(414,047)

Net premiums written	$327,088	$191,270	$75,643	$4,550	$598,551	$241,652	$—	$840,203

Earned premiums	$426,157	$371,080	$121,172	$9,663	$928,072	$242,176	$—	$1,170,248
Earned premiums ceded	(84,366)	(189,125)	(77,374)	(5,349)	(356,214)	(524)	—	(356,738)

Net premiums earned	341,791	181,955	43,798	4,314	571,858	241,652	—	813,510

Net investment income	36,069	18,437	7,235	542	62,283	40,058	79,283	181,624
Net losses on alternative investments	(51,096)	(23,499)	—	—	(74,595)	(100,921)	(57,477)	(232,993)
Net realized losses on fixed maturities	—	—	(523)	508	(15)	—	(18,844)	(18,859)
Net realized gain on retirement of senior notes	—	—	—	—	—	—	2,245	2,245
Other income	—	1,112	303	160	1,575	—	(117)	1,458

Total revenues	326,764	178,005	50,813	5,524	561,106	180,789	5,090	746,985
Net losses and loss expenses	218,749	142,150	30,376	2,470	393,745	—	—	393,745
Claims and policy benefits			—		—	301,526	—	301,526
Acquisition costs	51,328	(2,810)	3,039	981	52,538	(159)	—	52,379
Interest expense	7,516	—	—	—	7,516	6,818	21,755	36,089
Foreign exchange (gains) losses	—	—	—	(382)	(382)	—	10,255	9,873
General and administrative expenses	28,548	21,101	27,235	2,525	79,409	2,917	45,133	127,459

Total losses and expenses	306,141	160,441	60,650	5,594	532,826	311,102	77,143	921,071

Income (loss) before taxes	$20,623	$17,564	$(9,837)	$(70)	$28,280	$(130,313)	$(72,053)	$(174,086)

Loss Ratio (a)	64.0%	78.1%	69.4%	57.3%	68.9%
Combined Ratio (b)	87.4%	88.2%	138.5%	138.5%	91.9%

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED DECEMBER 31, 2008 (Unaudited)

(Expressed in thousands of United States Dollars)

Quarter Segment Information:

	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Bermuda/Dublin		U.S. Specialty	Max at Lloyd’s	Total	Reinsurance
	Reinsurance	Insurance

Gross premiums written	$42,025	$113,080	$60,191	$8,844	$224,140	$147,925	$—	$372,065
Reinsurance premiums ceded	(7,288)	(64,999)	(37,376)	(4,294)	(113,957)	(239)	—	(114,196)

Net premiums written	$34,737	$48,081	$22,815	$4,550	$110,183	$147,686	$—	$257,869

Earned premiums	$115,494	$92,988	$43,502	$9,663	$261,647	$147,925	$—	$409,572
Earned premiums ceded	(26,549)	(48,134)	(27,803)	(5,349)	(107,835)	(238)	—	(108,073)

Net premiums earned	88,945	44,854	15,699	4,314	153,812	147,687	—	301,499

Net investment income	8,272	5,124	1,672	542	15,610	10,126	18,490	44,226
Net losses on alternative investments	(21,458)	(9,923)	—	—	(31,381)	(42,170)	(14,452)	(88,003)
Net realized losses on fixed maturities	—	—	—	508	508	—	(1,456)	(948)
Net realized gain on retirement of senior notes	—	—	—	—	—	—	2,245	2,245
Other income	—	—	163	160	323	—	134	457

Total revenues	75,759	40,055	17,534	5,524	138,872	115,643	4,961	259,476

Net losses and loss expenses	68,423	33,331	10,936	2,470	115,160	—	—	115,160
Claims and policy benefits	—	—	—	—	—	164,351	—	164,351
Acquisition costs	16,154	(865)	980	981	17,250	(615)	—	16,635
Interest expense	5,134	—	—	—	5,134	4,722	5,686	15,542
Foreign exchange (gains) losses	—	—	—	(382)	(382)	—	8,271	7,889
General and administrative expenses	6,567	5,049	6,636	2,525	20,777	644	12,503	33,924

Total losses and expenses	96,278	37,515	18,552	5,594	157,939	169,102	26,460	353,501

Income (loss) before taxes	$(20,519)	$2,540	$(1,018)	$(70)	$(19,067)	$(53,459)	$(21,499)	$(94,025)

Loss Ratio (a)	76.9%	74.3%	69.7%	57.3%	74.9%
Combined Ratio (b)	102.5%	83.6%	118.2%	138.5%	99.6%

(a)	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.
(b)	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned.

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–YEARS ENDED DECEMBER 31, 2007 (Unaudited)

(Expressed in thousands of United States Dollars)

Year to Date Segment Information:

	Property & Casualty				Life & Annuity	Corporate	Consolidated
	Bermuda/Dublin		U.S. Specialty	Total	Reinsurance
	Reinsurance	Insurance

Gross premiums written	$345,156	$382,926	$48,243	$776,325	$301,961	$—	$1,078,286
Reinsurance premiums ceded	(44,565)	(201,987)	(34,610)	(281,162)	(534)	—	(281,696)

Net premiums written	$300,591	$180,939	$13,633	$495,163	$301,427	$—	$796,590

Earned premiums	$356,448	$398,776	$16,988	$772,212	$301,961	$—	$1,074,173
Earned premiums ceded	(43,501)	(199,223)	(13,010)	(255,734)	(534)	—	(256,268)

Net premiums earned	312,947	199,553	3,978	516,478	301,427	—	817,905

Net investment income	41,025	16,160	5,974	63,159	33,936	91,111	188,206
Net gains on alternative investments	53,021	14,271	—	67,292	60,713	58,716	186,721
Net realized losses on fixed maturities	—	—	—	—	—	(4,017)	(4,017)
Other income	—	—	—	—	—	745	745

Total revenues	406,993	229,984	9,952	646,929	396,076	146,555	1,189,560

Net losses and loss expenses	173,317	153,816	3,261	330,394	—	—	330,394
Claims and policy benefits	—	—	—	—	345,602	—	345,602
Acquisition costs	60,910	(1,162)	376	60,124	1,236	—	61,360
Interest expense	11,890	—	—	11,890	6,864	23,909	42,663
Foreign exchange losses	—	—	—	—	—	25	25
General and administrative expenses	28,394	19,348	17,430	65,172	2,813	38,704	106,689

Total losses and expenses	274,511	172,002	21,067	467,580	356,515	62,638	886,733

Income (loss) before taxes	$132,482	$57,982	$(11,115)	$179,349	$39,561	$83,917	$302,827

Loss Ratio (a)	55.4%	77.1%	82.0%	64.0%
Combined Ratio (b)	83.9%	86.2%	n/a	88.2%

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED DECEMBER 31, 2007 (Unaudited)

(Expressed in thousands of United States Dollars)

Quarter Segment Information:

	Property & Casualty				Life & Annuity	Corporate	Consolidated
	Bermuda/Dublin		U.S. Specialty	Total	Reinsurance
	Reinsurance	Insurance

Gross premiums written	$36,391	$98,848	$26,551	$161,790	$238,407	$—	$400,197
Reinsurance premiums ceded	(2,936)	(55,568)	(19,536)	(78,040)	(136)	—	(78,176)

Net premiums written	$33,455	$43,280	$7,015	$83,750	$238,271	$—	$322,021

Earned premiums	$84,870	$98,792	$11,453	$195,115	$238,407	$—	$433,522
Earned premiums ceded	(12,970)	(48,369)	(9,130)	(70,469)	(135)	—	(70,604)

Net premiums earned	71,900	50,423	2,323	124,646	238,272	—	362,918

Net investment income	9,199	4,104	2,118	15,421	11,675	22,259	49,355
Net gains on alternative investments	11,656	3,755	—	15,411	17,399	17,225	50,035
Net realized losses on fixed maturities	—	—	—	—	—	(1,042)	(1,042)
Other income	—	—	—	—	—	158	158

Total revenues	92,755	58,282	4,441	155,478	267,346	38,600	461,424

Net losses and loss expenses	41,833	43,017	2,315	87,165	—	—	87,165
Claims and policy benefits	—	—	—	—	253,962	—	253,962
Acquisition costs	13,663	(190)	472	13,945	652	—	14,597
Interest expense	2,971	—	—	2,971	2,496	7,088	12,555
Foreign exchange losses	—	—	—	—	—	10	10
General and administrative expenses	7,966	5,939	3,281	17,186	687	9,090	26,963

Total losses and expenses	66,433	48,766	6,068	121,267	257,797	16,188	395,252

Income (loss) before taxes	$26,322	$9,516	$(1,627)	$34,211	$9,549	$22,412	$66,172

Loss Ratio (a)	58.2%	85.3%	99.7%	69.9%
Combined Ratio (b)	88.3%	96.7%	n/a	94.9%

(a)	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.
(b)	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned.

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL PREMIUM DATA–YEAR ENDED DECEMBER 31, 2008 (Unaudited)

(Expressed in thousands of United States Dollars)

Gross Premiums Written by Type of Risk:

	Year Ended December 31, 2008		Year Ended December 31, 2007
	Gross Premiums Written	Percentage of Total Premiums Written	Gross Premiums Written	Percentage of Total Premiums Written
Property & Casualty:
Bermuda/Dublin Reinsurance:
Agriculture	$80,454	6.4%	$985	0.1%
Aviation	31,555	2.5%	34,095	3.1%
Excess Liability	10,165	0.8%	16,716	1.6%
Medical Malpractice	77,133	6.2%	53,138	4.9%
Other	1,934	0.2%	6,031	0.6%
Professional Liability	38,718	3.1%	33,640	3.1%
Property	99,280	7.9%	89,197	8.3%
Marine & Energy	12,769	1.0%	47,077	4.4%
Whole Account	12,906	1.0%	15,080	1.4%
Workers’ Compensation	54,595	4.4%	49,197	4.5%

	419,509	33.5%	345,156	32.0%

Bermuda/Dublin Insurance:
Aviation	53,034	4.2%	40,934	3.8%
Excess Liability	123,490	9.8%	131,515	12.2%
Professional Liability	159,140	12.7%	157,450	14.6%
Property	53,704	4.3%	53,027	4.9%

	389,368	31.0%	382,926	35.5%

U.S. Specialty:
Property	95,848	7.6%	34,721	3.2%
General Casualty	59,838	4.8%	12,302	1.2%
Marine	38,667	3.1%	1,220	0.1%

	194,353	15.5%	48,243	4.5%

Max at Lloyd’s:
Property	1,446	0.1%	—	0.0%
Personal Accident	408	0.0%	—	0.0%
Financial Institutions	4,062	0.3%	—	0.0%
Professional Liability	2,928	0.3%	—	0.0%
Other	—	0.0%	—	0.0%

	8,844	0.7%	—	0.0%

Aggregate Property & Casualty	$1,012,074	80.7%	$776,325	72.0%

Life & Annuity:
Annuity	$239,555	19.1%	$299,261	27.8%
Health	—	0.0%	29	0.0%
Life	2,621	0.2%	2,671	0.2%

Aggregate Life & Annuity	242,176	19.3%	301,961	28.0%

Aggregate P&C and Life & Annuity	$1,254,250	100.0%	$1,078,286	100.0%

MAX CAPITAL GROUP LTD.

NON-GAAP FINANCIAL MEASURE RECONCILIATIONS (Unaudited)

Net Operating Income per Diluted Share

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended December 31		Year Ended December 31
	2008	2007	2008	2007

Net (loss) income	$(94,083)	$62,350	$(175,318)	$303,249
Net realized losses on fixed maturities, net of tax	1,108	1,046	18,640	3,999
Foreign exchange losses, net of tax	7,999	10	9,982	25

Net operating (loss) income	$(84,976)	$63,406	$(146,696)	$307,273

Net (loss) income per diluted share (1)	$(1.67)	$1.00	$(3.10)	$4.75
Net realized losses on fixed maturities, net of tax	0.02	0.01	0.33	0.06
Foreign exchange losses, net of tax	0.14	—	0.18	—

Net operating (loss) income per diluted share (1)	$(1.51)	$1.01	$(2.59)	$4.81

Weighted average shares outstanding - basic	56,296,064	58,480,101	56,565,588	59,892,414
Weighted average shares outstanding - diluted (1)	56,296,064	62,534,171	56,565,588	63,839,232

(1)	In accordance with U.S. generally accepted accounting principles, diluted earnings per share calculations use weighted average common shares outstanding - basic, for periods with a net loss

Annualized Return and Annualized Net Operating Return on Average Shareholders’ Equity

(Expressed in thousands of United States Dollars)

	Three Months Ended December 31		Year Ended December 31
	2008	2007	2008	2007

Net (loss) income	$(94,083)	$62,350	$(175,318)	$303,249
Annualized net (loss) income	(376,332)	249,400	(175,318)	303,249

Net operating (loss) income	$(84,976)	$63,406	$(146,696)	$307,273
Annualized net operating (loss) income	(339,904)	253,624	(146,696)	307,273

Beginning shareholders’ equity	$1,274,482	$1,533,596	$1,583,894	$1,390,061
Ending shareholders’ equity	1,280,331	1,583,894	1,280,331	1,583,894

Average shareholders’ equity	$1,277,407	$1,558,745	$1,432,113	$1,486,978

Annualized return on average shareholders’ equity	-29.5%	16.0%	-12.2%	20.4%
Annualized net operating return on average shareholders’ equity	-26.6%	16.3%	-10.2%	20.7%

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL INVESTMENT DATA–YEAR ENDED DECEMBER 31, 2008 (Unaudited)

Selected Investment Return Data:

			Periodic Rate of Return
	Fair Value*	Investment Distribution	Last 3 Months	Year to Date	Last 60 months**

Cash and Fixed Maturities	$4,603,263	85.9%	4.09%	4.66%	4.27%

Convertible Arbitrage	10,650	0.2%	1.96%	-12.19%	-3.27%
Distressed Securities	115,900	2.2%	-10.25%	-19.39%	8.17%
Diversified Arbitrage	46,034	0.9%	-21.88%	-39.72%	-4.14%
Emerging Markets	39,683	0.7%	-21.54%	-30.59%	5.07%
Event-Driven Arbitrage	75,205	1.4%	-18.06%	-30.31%	5.29%
Fixed Income Arbitrage	30,881	0.6%	5.45%	20.43%	9.63%
Global Macro	87,304	1.6%	-0.04%	-5.63%	4.88%
Long / Short Credit	38,581	0.7%	-8.83%	-13.34%	4.60%
Long / Short Equity	290,224	5.4%	-0.86%	-13.66%	5.00%
Opportunistic	14,746	0.3%	-25.39%	-41.25%	6.64%

MDS ****	749,208	14.0%	-8.31%	-19.38%	3.08%

Reinsurance Private Equity	4,450	0.1%	-1.55%	12.91%	8.26%

Alternative Investments	$753,658	14.1%	-8.28%	-19.27%	2.47%

Total Investments	$5,356,921	100.0%	1.41%	-0.09%	4.32%

Alternative Investment Return Data ***:

HFRI Fund of Funds Composite Index ^			-9.60%	-20.97%	2.02%

MDS Performance History **** – 60 months ended December 31, 2008

Largest monthly gain	4.15%	Largest monthly loss	(7.31)%
Largest quarterly gain	5.83%	Largest quarterly loss	(13.03)%
Average monthly gain	1.38%	Average monthly loss	(1.78)%
Average quarterly gain	3.42%	Average quarterly loss	(3.86)%
Months with a gain	39	Months with a loss	21
Quarters with a gain	13	Quarters with a loss	7
% of months with a gain	65%	Quarterly standard deviation	4.67%
% of quarters with a gain	65%	Annual standard deviation	6.81%
		Largest drawdown *****	(20.26)%

Monthly performance

	2004	2005	2006	2007	2008
January	1.75%	0.16%	2.75%	1.28%	(1.37)%
February	1.28%	1.69%	0.39%	1.50%	1.83%
March	1.18%	(0.61)%	1.22%	1.90%	(2.58)%
April	0.03%	(0.65)%	1.89%	2.30%	(0.13)%
May	(0.87)%	(0.68)%	(1.74)%	2.59%	2.51%
June	0.70%	1.20%	(0.66)%	0.85%	0.93%
July	0.03%	1.33%	(0.71)%	0.99%	(4.12)%
August	(0.02)%	0.98%	0.02%	(1.62)%	(2.14)%
September	0.04%	1.84%	(2.04)%	1.85%	(7.31)%
October	1.04%	(1.45)%	1.37%	4.15%	(4.85)%
November	2.54%	0.61%	1.81%	0.10%	(1.75)%
December	1.74%	1.37%	1.96%	(0.13)%	(1.92)%

Quarterly performance

Q1	4.27%	1.22%	4.41%	4.75%	(2.15)%
Q2	(0.15)%	(0.14)%	(0.54)%	5.83%	3.33%
Q3	0.06%	4.21%	(2.72)%	1.18%	(13.03)%
Q4	5.41%	0.51%	5.22%	4.11%	(8.31)%

Period return	9.81%	5.88%	6.30%	16.78%	(19.38)%

Past performance should not be considered to be a reliable indicator of future performance.

*	Expressed in thousands of United States Dollars
**	Annualized
***	The percentages shown under the alternative investment return data relate only to the performance of our alternative investments held by MDS.
****	Net of all fees
*****	Largest drawdown represents the largest decline in value between two NAV peak values.
^	As reported by HFRI as at February 10, 2009